Calamos Aksia Alternative Credit and Income Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	ASSET-BACKED SECURITIES — 1.6%
	FINANCIAL SERVICES — 1.6%
$1,000,000	Barings Middle Market CLO 2023-II LTD. 9.483% (SOFR+415 basis points), 1/20/2032[1,2,3,4]	$999,837
250,000	Sandstone Peak II Ltd. 0.667% 7/20/2036[1,2,4]	230,000
		1,229,837
	TOTAL ASSET-BACKED SECURITIES (Cost $1,250,000)	1,229,837

	CORPORATE LOANS — 93.1%
	AUTOMOBILE COMPONENTS — 0.3%
243,655	American Axle & Manufacturing, Inc. First Lien Term Loan, 8.935% (SOFR+350 basis points), 12/13/2029[2,3,4]	244,873

	CHEMICALS — 3.8%
249,375	Chemours Co. First Lien Term Loan, 8.856% (SOFR+350 basis points), 8/18/2028[2,3,4]	249,624
2,000,000	Formulations Parent Corporation First Lien Term Loan, 11.130% (SOFR+575 basis points), 11/30/2030[4,5]	1,960,000
249,374	Ineaos US Finance LLC First Lien Term Loan, 8.948% (SOFR+350 basis points), 2/16/2030[2,3,4]	249,997
249,373	LSF11 A5 HoldCo LLC First Lien Term Loan, 9.706% (SOFR+425 basis points), 10/16/2028[2,3,4]	250,517
248,731	W.R. Grace Holdings LLC First Lien Term Loan, 9.360% (SOFR+375 basis points), 9/22/2028[2,3,4]	249,909
		2,960,047
	COMMERCIAL SERVICES & SUPPLIES — 11.6%
3,000,000	Associations, Inc. First Lien Term Loan, 12.092% (SOFR+676 basis points), 7/2/2027[4,5,6]	2,976,633
969,706	DMT Solutions Global Corporation First Lien Term Loan, 13.456% (SOFR+800 basis points), 8/30/2027[4,5]	944,185
746,250	Landscape Workshop, LLC First Lien Term Loan, 11.562% (SOFR+615 basis points), 9/22/2025[4,5,7]	731,854
744,262	Lynx Franchising, LLC First Lien Term Loan, 12.471% (SOFR+700 basis points), 12/18/2026[4,5,7]	737,534
	SEI Holdings I Corporation
53,645	First Lien Delay Draw, 12.098% (SOFR+675 basis points), 3/27/2028[4,5,7,8]	41,519
870,341	First Lien Term Loan, 12.098% (SOFR+675 basis points), 3/27/2028[4,5,7]	846,986
25,681	First Lien Delay Draw, 12.126% (SOFR+675 basis points), 3/27/2028[4,5]	24,992
10,773	First Lien Delay Draw, 12.127% (SOFR+675 basis points), 3/27/2028[4,5]	10,485
35,077	First Lien Delay Draw, 12.133% (SOFR+675 basis points), 3/27/2028[4,5]	34,135

Calamos Aksia Alternative Credit and Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	CORPORATE LOANS (Continued)
	COMMERCIAL SERVICES & SUPPLIES (Continued)
$2,700,000	Southern Graphics Inc. First Lien Revolver, 11.330% (SOFR+600 basis points), 4/30/2028[4,5,7,8]	$2,667,600
		9,015,923
	CONSTRUCTION & ENGINEERING — 0.5%
	LJ Avalon Holdings LLC
110,837	First Lien Revolver, 0.500%, 2/1/2029[5,9]	895
42,769	First Lien Delay Draw, 1.000%, 2/1/2030[5,9]	345
17,484	First Lien Delay Draw, 11.783% (SOFR+665 basis points), 2/1/2030[4,5]	17,625
316,573	First Lien Term Loan, 11.792% (SOFR+665 basis points), 2/1/2030[4,5]	319,129
9,876	First Lien Delay Draw, 11.998% (SOFR+665 basis points), 2/1/2030[4,5]	9,956
		347,950
	CONSUMER STAPLES DISTRIBUTION & RETAIL — 0.5%
150,000	PETCO Animal Supplies Inc. First Lien Term Loan, 8.860% (SOFR+375 basis points), 3/6/2028[2,3,4]	142,219
249,362	PetSmart, LLC. First Lien Term Loan, 9.206% (SOFR+375 basis points), 2/12/2028[2,3,4]	246,993
		389,212
	CONTAINERS & PACKAGING — 0.9%
744,333	Tank Holding Corp. First Lien Term Loan, 11.206% (SOFR+585 basis points), 3/31/2028[4,5,7]	712,724

	DISTRIBUTORS — 0.3%
249,375	Windsor Holdings III LLC First Lien Term Loan, 9.848% (SOFR+450 basis points), 8/1/2030[2,3,4]	251,557

	DIVERSIFIED CONSUMER SERVICES — 1.9%
1,492,366	Cambium Learning Group, Inc. First Lien Term Loan, 11.016% (SOFR+560 basis points), 7/20/2028[4,5]	1,476,016

	DIVERSIFIED TELECOMMUNICATION SERVICES — 2.1%
	Honeycomb Private Holdings II, LLC
344,828	First Lien Delay Draw, 1.000%, 12/31/2029[5,9]	(2,586)
1,655,172	First Lien Term Loan, 11.605% (SOFR+625 basis points), 12/31/2029[4,5]	1,630,345
		1,627,759
	ELECTRICAL EQUIPMENT — 0.9%
746,250	TS OPCO Holding, LLC and Trystar, LLC First Lien Term Loan, 10.684% (SOFR+550 basis points), 9/28/2027[4,5,7]	730,266

	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.3%
1,057,000	Speciality Measurement Holdco Limited Unitranche Term Loan, 12.238% (SOFR+693 basis points), 11/8/2030[4,5,7]	1,025,290

Calamos Aksia Alternative Credit and Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	CORPORATE LOANS (Continued)
	ENERGY EQUIPMENT & SERVICES — 2.9%
$250,000	New Fortress Energy, Inc. First Lien Term Loan, 10.390% (SOFR+500 basis points), 10/30/2028[2,3,4]	$246,875
1,997,500	USA Debusk LLC First Lien Term Loan, 11.956% (SOFR+660 basis points), 6/30/2028[4,5]	1,967,307
		2,214,182
	ENTERTAINMENT — 1.2%
2,300,000	Crown Finance US, Inc. First Lien Revolver, 11.963% (SOFR+661 basis points), 7/31/2028[4,5,7,8]	917,329

	FINANCIAL SERVICES — 3.4%
	Clear SPV V US L.P.
817,080	First Lien Delay Draw, 1.000%, 3/29/2027[5,9]	13,834
182,920	First Lien Delay Draw, 16.353% (SOFR+1,100 basis points), 3/29/2027[4,5]	184,188
1,500,000	Cor Leonis Limited First Lien Revolver, 12.848% (SOFR+750 basis points), 5/15/2028[4,5,8]	1,040,686
	Galway Borrower, LLC
600,000	First Lien Delay Draw, 0.750%, 8/8/2030[5,9]	1,114
398,000	First Lien Term Loan, 11.098% (SOFR+575 basis points), 8/8/2030[4,5]	394,759
	More Cowbell II LLC
108,885	First Lien Delay Draw, 1.000% 9/1/2030[4,5,9]	(899)
141,551	First Lien Revolver, 11.643% (SOFR+625 basis points), 9/1/2029[4,5,7,8]	51,777
999,565	First Lien Term Loan, 11.726% (SOFR+625 basis points), 9/1/2030[4,5,7]	983,816
		2,669,274
	FOOD PRODUCTS — 0.3%
249,367	Clydesdale Acquisition Holdings Inc. First Lien Term Loan, 9.631% (SOFR+418 basis points), 4/13/2029[2,3,4]	250,770

	GROUND TRANSPORTATION — 0.9%
	ITI Intermodal Services, LLC
32,616	First Lien Delay Draw, 11.706% (SOFR+635 basis points), 12/21/2027[4,5,7]	31,414
465,769	First Lien Term Loan, 11.956% (SOFR+660 basis points), 12/21/2027[4,5,7]	453,720
245,990	First Lien Delay Draw, 11.956% (SOFR+660 basis points), 12/21/2027[4,5,7]	239,627
		724,761
	HEALTH CARE EQUIPMENT & SUPPLIES — 2.5%
	Medical Device, Inc.
55,556	First Lien Revolver, 0.500%, 7/12/2029[5,9]	(780)
443,333	First Lien Term Loan, 11.948% (SOFR+660 basis points), 7/12/2029[4,5]	437,107
1,517,812	TecoStar Holdings, Inc. First Lien Term Loan, 13.826% (SOFR+850 basis points), 7/7/2029[4,5]	1,511,188
		1,947,515

Calamos Aksia Alternative Credit and Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	CORPORATE LOANS (Continued)
	HEALTH CARE PROVIDERS & SERVICES — 4.5%
$1,020,247	JDC Healthcare Management, LLC First Lien Term Loan, 16.858% (SOFR+1,150 basis points), 9/29/2028[4,5,6,7]	$989,517
2,236,842	Space Intermediate III, Inc. Unitranche Term Loan, 11.118% (SOFR+575 basis points), 11/8/2029[4,5,6]	2,213,700
250,000	Star Parent, Inc. First Lien Term Loan, 9.386% (SOFR+400 basis points), 9/30/2030[2,3,4]	247,674
		3,450,891
	HEALTH CARE TECHNOLOGY — 5.7%
1,995,000	PracticeTek Purchaser, LLC First Lien Term Loan, 11.356% (SOFR+600 basis points), 11/23/2027[4,5]	1,944,543
2,500,000	Ruby Buyer, LLC First Lien Term Loan, 11.754% (SOFR+650 basis points), 10/23/2025[4,5]	2,437,500
		4,382,043
	HOTELS, RESTAURANTS & LEISURE — 1.7%
249,372	Caesars Entertainment, Inc. First Lien Term Loan, 8.706% (SOFR+325 basis points), 2/6/2030[2,3,4]	250,366
398,998	Carnival Corporation & plc First Lien Term Loan, 8.336% (SOFR+300 basis points), 8/9/2027[2,3,4]	400,494
249,365	Fertitta Entertainment, Inc. First Lien Term Loan, 9.356% (SOFR+400 basis points), 1/27/2029[2,3,4]	249,794
400,000	Life Time, Inc. First Lien Term Loan, 10.111% (SOFR+475 basis points), 1/15/2026[2,3,4]	403,200
		1,303,854
	INSURANCE — 3.6%
	Accuserve Solutions, Inc.
89,655	First Lien Delay Draw, 1.000%, 8/11/2029[5,9]	(939)
910,345	First Lien Term Loan, 11.671% (SOFR+625 basis points), 8/11/2029[4,5]	889,435
204,858	Alliant Holdings LLC First Lien Term Loan, 8.865% (SOFR+350 basis points), 11/6/2030[3,4]	206,024
249,366	AssuredPartners, LLC First Lien Term Loan, 8.856% (SOFR+350 basis points), 2/13/2027[2,3,4]	250,238
250,000	BroadStreet Partners, Inc. First Lien Term Loan, 9.106% (SOFR+375 basis points), 1/26/2029[2,3,4]	251,068
249,370	HUB International Limited First Lien Term Loan, 9.369% (SOFR+400 basis points), 11/10/2029[2,3,4]	250,617
942,105	Neptune Flood Incorporated First Lien Term Loan, 11.719% (SOFR+635 basis points), 5/8/2029[4,5]	929,752
		2,776,196

Calamos Aksia Alternative Credit and Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
		CORPORATE LOANS (Continued)
		INTERACTIVE MEDIA & SERVICES — 0.8%
		Revelstoke Bidco Limited
	$374,052	First Lien Delay Draw, 2.188%, 11/30/2030[5,7,9]	$(5,611)
	625,948	First Lien Term Loan, 11.598% (SOFR+625 basis points), 11/30/2030[4,5,7]	607,170
			601,559
		IT SERVICES — 6.5%
	249,264	Boxer Parent Company Inc. First Lien Term Loan, 9.606% (SOFR+375 basis points), 10/2/2025[2,3,4]	250,433
		Salute Mission Critical LLC
	189,509	First Lien Delay Draw, 1.000%, 11/30/2027[5,9]	(185)
	670,051	First Lien Revolver, 11.848% (SOFR+650 basis points), 11/30/2027[4,5]	669,397
	135,364	First Lien Term Loan, 11.892% (SOFR+650 basis points), 11/30/2027[4,5,8]	94,622
	3,000,000	Smartronix, LLC First Lien Term Loan, 11.764% (SOFR+635 basis points), 11/23/2028[4,5]	2,925,000
EUR	1,000,000	Xebia Group Holding B.V. First Lien Term Loan, 10.925% (EURIBOR+700 basis points), 7/31/2027[4,5,10]	1,076,582
			5,015,849
		LIFE SCIENCES TOOLS & SERVICES — 1.3%
	1,000,000	Life Science Intermediate Holdings, LLC First Lien Delay Draw, 11.956% (SOFR+660 basis points), 6/10/2027[4,5]	1,001,565

		MEDIA — 0.3%
	236,647	DIRECT TV Inc. First Lien Term Loan, 10.650% (SOFR+500 basis points), 8/2/2027[2,3,4]	237,076

		OIL, GAS & CONSUMABLE FUELS — 0.7%
	498,747	Par Petroleum, LLC First Lien Term Loan, 9.738% (SOFR+425 basis points), 2/28/2030[2,3,4]	499,620

		PASSENGER AIRLINES — 0.8%
	249,367	Air Canada First Lien Term Loan, 9.139% (SOFR+350 basis points), 8/11/2028[2,3,4]	250,438
	397,954	United Airlines Holdings, Inc. First Lien Term Loan, 9.220% (SOFR+375 basis points), 4/21/2028[2,3,4]	399,944
			650,382
		PHARMACEUTICALS — 1.1%
	486,871	Amneal Pharmaceuticals, LLC First Lien Term Loan, 10.856% (SOFR+350 basis points), 5/4/2028[2,3,4]	480,177
	398,865	Jazz Pharmaceuticals plc First Lien Term Loan, 8.970% (SOFR+350 basis points), 5/5/2028[2,3,4]	401,439
			881,616

Calamos Aksia Alternative Credit and Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
		CORPORATE LOANS (Continued)
		PROFESSIONAL SERVICES — 0.9%
	$741,470	Royal Holdco Corporation First Lien Term Loan, 11.206% (SOFR+585 basis points), 12/30/2026[4,5,7]	$723,627

		REAL ESTATE MANAGEMENT & DEVELOPMENT — 14.0%
	1,000,000	39th Ave Holdings 1 & 2 LLC First Mortgage Delay Draw, 12.302% (SOFR+695 basis points), 12/1/2024[4,5]	1,002,896
	600,000	400 NE 2nd Street Owner LLC First Mortgage Delay Draw, 8.803% (SOFR+520 basis points), 4/21/2024[4,5,7,8]	598,065
	1,250,000	Cropsey Partners LLC First Mortgage Delay Draw, 12.500% (SOFR+717 basis points), 2/1/2024[4,5]	1,255,910
	600,000	DTH 215 Venture LLC First Mortgage Delay Draw, 9.250% (SOFR+560 basis points), 2/29/2024[4,5,7,8]	578,610
	3,000,000	G4 18208, LLC & G4 18210, LLC Mezzanine Term Loan, 10.503% (SOFR+515 basis points), 10/31/2026[4,5]	3,039,844
EUR	1,500,000	Omdus Holding B.V. Unitranche Term Loan, 10.175% (EURIBOR+625 basis points), 6/30/2029[4,5,10]	1,634,774
	2,000,000	Peebles El Ad Tribeca Mezz LLC Mezzanine Term Loan, 13.240% (SOFR+788 basis points), 6/1/2026[4,5]	2,005,630
	1,000,000	SFC Senior, LLC First Lien Delay Draw, 9.875% (SOFR+625 basis points), 8/5/2024[4,5,7,8]	779,084
			10,894,813
		SOFTWARE — 13.1%
		1WS Intermediate, Inc.
	724,803	First Lien Term Loan, 10.413% (SOFR+500 basis points), 7/8/2025[4,5,7]	725,117
	19,395	First Lien Delay Draw, 10.469% (SOFR+500 basis points), 7/8/2025[4,5,7]	19,404
		Arrow Buyer, Inc.
	187,500	First Lien Delay Draw, 1.000%, 7/6/2030[5,9]	(502)
	812,500	First Lien Term Loan, 11.848% (SOFR+650 basis points), 7/6/2030[4,5]	804,230
	250,000	CDK Global, Inc. First Lien Term Loan, 9.348% (SOFR+400 basis points), 7/6/2029[2,3,4]	251,705
		Enverus Holdings, Inc.
	135,135	First Lien Revolver, 0.500%, 12/31/2029[5,9]	(2,027)
	88,803	First Lien Delay Draw, 1.000%, 12/31/2029[5,9]	(666)
	1,776,062	First Lien Term Loan, 10.857% (SOFR+550 basis points), 12/31/2029[4,5]	1,749,421
	1,000,000	Evergreen IX Borrower 2023, LLC Unitranche Term Loan, 11.348% (SOFR+600 basis points), 9/26/2030[4,5]	977,136
	2,000,000	Finastra USA, Inc. First Lien Term Loan, 12.713% (SOFR+725 basis points), 9/20/2029[4,5]	1,986,562

Calamos Aksia Alternative Credit and Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	CORPORATE LOANS (Continued)
	SOFTWARE (Continued)
$992,500	NF HoldCo LLC First Lien Term Loan, 11.848% (SOFR+650 basis points), 3/30/2029[4,5,7]	$963,788
	OSP Hamilton Purchaser, LLC
364,178	First Lien Term Loan, 10.871% (SOFR+610 basis points), 12/28/2027[4,5,7]	354,920
382,044	First Lien Term Loan, 10.871% (SOFR+550 basis points), 12/28/2027[4,5,7]	372,332
1,000,000	Serrano Parent, LLC First Lien Term Loan, 11.880% (SOFR+650 basis points), 5/12/2030[4,5]	989,254
984,456	Vital Buyer, LLC First Lien Term Loan, 10.877% (SOFR+550 basis points), 6/1/2028[4,5,7]	958,815
		10,149,489
	TRADING COMPANIES & DISTRIBUTORS — 1.7%
	Ambient Enterprises Holdco LLC
297,872	First Lien Revolver, 0.500%, 11/30/2029[5,9]	(2,234)
340,426	First Lien Delay Draw, 0.750%, 11/30/2029[5,9]	(1,277)
1,358,298	First Lien Term Loan, 11.380% (SOFR+600 basis points), 6/30/2030[4,5]	1,348,111
		1,344,600
	TRANSPORTATION INFRASTRUCTURE — 1.1%
	FB FLL Aviation LLC
140,000	First Lien Delay Draw, 1.000%, 9/18/2028[5,9]	(2,512)
860,000	First Lien Delay Draw, 12.356% (SOFR+700 basis points), 9/18/2028[4,5]	844,568
		842,056
	TOTAL CORPORATE LOANS
	(Cost $71,967,442)	72,260,684

NUMBER
OF SHARES
	WARRANTS — 0.0%
	FINANCIAL SERVICES — 0.0%
1,681,901	CFT Clear Finance Technology Corp. Exercise Price $0.01, Expiration Date 10/3/2035[5]	0
	TOTAL WARRANTS
	(Cost $0)	0

PRINCIPAL AMOUNT
	SUBORDINATED DEBT — 7.8%
	CAPITAL MARKETS — 3.9%
$3,000,000	Sagittarius Holdings, LTD. Unsecured / Mezz Delayed Draw, 11.830% (SOFR+650 basis points), 12/27/2027[4,5]	3,047,033

	ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.3%
1,018,638	AMG Investment Holdings IV LLC Unsecured / Mezz Delayed Draw, 14.250%, 8/13/2028[5,6]	1,036,162

Calamos Aksia Alternative Credit and Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	SUBORDINATED DEBT (Continued)
	FINANCIAL SERVICES — 2.6%
$2,000,000	Blue Owl Technology Income Corp. Unsecured / Mezz Delayed Draw, 10.079% (SOFR+475 basis points), 1/15/2029[4,5]	$1,993,866
	SUBORDINATED DEBT
	(Cost $6,050,707)	6,077,061

NUMBER OF SHARES
		PRIVATE INVESTMENT VEHICLES — 8.3%
		CAPITAL MARKETS — 2.6%
	N/A	BSOF Parallel Onshore Fund L.P.[11]	1,023,288
	N/A	Eagle Point SRT Co-Invest I LP11	1,000,000
			2,023,288
		FINANCIAL SERVICES — 3.1%
EUR	N/A	Bridgepoint Credit Opportunities III "A" LP10,11	1,958,105
	N/A	Whitehorse Liquidity Partners V LP11	429,777
			2,387,882
		REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.6%
	N/A	BP Holdings Zeta LP11	2,000,000
		TOTAL PRIVATE INVESTMENT VEHICLES
		(Cost $5,846,881)	6,411,170

		SHORT-TERM INVESTMENTS — 2.0%
	1,525,253	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Share Class, 5.15%[12]	1,525,253
		TOTAL SHORT-TERM INVESTMENTS
		(Cost $1,525,253)	1,525,253
		TOTAL INVESTMENTS — 112.8%
		(Cost $86,627,403)	87,504,005
		Liabilities Less Other Assets — (12.8)%	(9,925,408)
		NET ASSETS — 100.0%	$77,578,597

EUR– Euro

EURIBOR – Euro Interbank Offered Rate
LLC – Limited Liability Company
LP – Limited Partnership
SOFR – Secured Overnight Financing Rate
US – United States

[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $1,229,837, which represents 1.59% of the total net assets of the Fund.
[2]	Callable.

Calamos Aksia Alternative Credit and Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2023 (Unaudited)

[3]	Floating rate security, upon which the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[4]	Variable rate security. Rate shown is the rate in effect as of period end.
[5]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 91% of Net Assets. The total value of these securities is $70,674,104.
[6]	Payment-in-kind interest is generally paid by issuing additional par of the security rather than paying cash.
[7]	This investment was made through a participation. Please see notes for a description of loan participations.
[8]	A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion. See notes for additional information.
[9]	Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment. See notes for additional information.
[10]	Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.
[11]	Investment valued using net asset value per share as practical expedient. See notes for additional information.
[12]	The rate is the annualized seven-day yield at period end.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

				CURRENCY	VALUE AT	VALUE AT	UNREALIZED
SALE	SETTLEMENT		CURRENCY	AMOUNT	SETTLEMENT	DECEMBER 31,	APPRECIATION
CONTRACTS	DATE	COUNTERPARTY	EXCHANGE	SOLD	DATE	2023	(DEPRECIATION)
EUR	1/16/2024	Bank of America	EUR per USD	4,325,714	(4,657,873)	(4,779,151)	(121,278)
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(4,657,873)	$(4,779,151)	$(121,278)

EUR - Euro

USD – U.S. Dollar

See accompanying Notes to Schedule of Investments.

Notes to Schedule of Investments (Unaudited)

Note 1 - Significant Accounting Policies

Valuation of Investments

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services—Investment Companies. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Valuation of Investments

The Fund's net asset value ("NAV") per Share is determined daily by the Advisor as of the close of business on each day the New York Stock Exchange ("NYSE") is open for trading or at such other times as the Board may determine. In accordance with the procedures approved by the Board, the NAV per outstanding Share of beneficial interest is determined, on a class-specific basis, by dividing the value of total assets minus liabilities by the total number of Shares outstanding.

The Board has designated the Advisor as its Valuation Designee to perform fair valuation determinations for the Fund with respect to all Fund investments. The Board oversees the Advisor in its role as Valuation Designee and has approved valuation policy for the Fund (the "Valuation Policy") and the Advisor's valuation procedures (the "Valuation Procedures"). The Advisor, as Valuation Designee, has formed a separate valuation committee (the "Valuation Committee") for determining the fair value of the Fund's investments. The Valuation Committee oversees the implementation of the Valuation Procedures and may consult with representatives from the Fund's outside legal counsel or other third-party consultants in their discussions and deliberations. The Valuation Committee is composed of individuals affiliated with the Advisor.

The Advisor, including through the Valuation Committee, conducts the valuation determinations, provides primary day-to-day oversight of valuation of the Fund's investments and acts in accordance with the Valuation Procedures as approved by the Board. The Fund's investment portfolio is valued at least each quarter, in accordance with the Valuation Policies and Valuation Procedures.

The Advisor values securities/instruments traded in active markets on the measurement date by multiplying the closing price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Advisor values securities/instruments that are not actively traded but whose fair value can be determined based on other observable market data using a price determined by an approved independent pricing vendor.

For securities/instruments with significant unobservable fair value inputs, the valuation approach may vary by security/instrument but may include discounted cash flow analysis, comparable public market valuations and comparable transaction valuations. Factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities/instruments are not necessarily an indication of the risks associated with investing in those securities/instruments nor can it be assured that the Fund can realize the fair value assigned to a instrument/security if it were to sell the instrument/security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Advisor about such companies' financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these instruments/securities existed.

The Advisor may engage one or more independent valuation firms to perform procedures, including providing input about calculation models or providing assurance on the concluded fair values for individual investments held by the Fund. Such independent third-party pricing services and independent third-party valuation services may be utilized by the Advisor to verify valuation models pursuant to the Fund's valuation policy at such timing intervals as the Advisor may deem appropriate.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – DECEMBER 31, 2023

Notes to Schedule of Investments (Unaudited)

Primary and secondary investments in private markets funds are generally valued based on the latest net asset value reported by the third-party fund manager. If the net asset value of an investment in a private markets fund is not available at the time the Fund is calculating its net asset value, the Fund will review any cash flows since the reference date of the last net asset value for a private markets fund received by the Fund from a third-party manager until the determination date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the third-party fund manager.

Notwithstanding the above, managers of primary and secondary investments in private markets funds may adopt a variety of valuation bases and provide differing levels of information where there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. None of the Valuation Committee, the Board, the Advisor or the Sub-Advisor will be able to confirm independently the accuracy of valuations provided by these investments in private market funds (which are generally unaudited). Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

If the Advisor reasonably believes an opinion from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Advisor's Valuation Committee will determine a good-faith fair valuation for the impacted investment. The Advisor's Valuation Committee, who is solely responsible for the determination of the fair value of the investments, will consider all available information at its disposal prior to making a valuation determination, including information or opinions from third-party firms.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Private Investment Funds

The Fund may also invest in private investment funds (i.e., investment funds that would be investment companies but for the exemptions under Section 3(c)(1) or 3(c)(7) of the Investment Company Act) that invest or trade in a wide range of securities. When the Fund invests in securities issued by private investment funds, it will bear its pro rata portion of the private funds’ expenses. These expenses are in addition to the direct expenses of the Fund’s own operations, thereby increasing indirect costs and potentially reducing returns to Shareholders. A private investment fund in which the Fund invests has its own investment risks, and those risks can affect the value of the private investment fund's shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of a private investment fund will be achieved. A private investment fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such private investment fund at a time that is unfavorable to the Fund. In addition, one private investment fund may buy the same securities that another private investment fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – DECEMBER 31, 2023

Notes to Financial Statements (Unaudited)

Subsequent Closings for Private Equity Funds afford private equity funds the option to launch the fund as soon as they have secured enough soft commitments and allow the General Partner (“GP”) to increase the speed of the fund to take advantage of investments in the market. Rebalancing or equalization occurs each time capital is called after each subsequent closing (“sub close”) has occurred and is the process of truing-up all investors as if they had joined the fund during the initial closing.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received. As of December 31, 2023, the Fund had unfunded loan commitments as noted in the Schedule of Investments with a total principal amount of $6,128,914.

BORROWER	TYPE	PRINCIPAL AMOUNT	FAIR VALUE
400 NE 2nd Street Owner LLC	First Mortgage Delay Draw	$2,185	$1
Accuserve Solutions, Inc.	First Lien Delay Draw	88,535	(939)
Ambient Enterprises Holdco LLC	First Lien Delay Draw	339,149	(1,277)
Ambient Enterprises Holdco LLC	First Lien Revolver	297,872	(2,234)
Arrow Buyer, Inc.	First Lien Delay Draw	186,094	(502)
Clear SPV V US L.P.	First Lien Delay Draw	808,909	13,833
Cor Leonis Limited	First Lien Revolver	466,053	2,094
Crown Finance US, Inc.	First Lien Revolver	1,380,000	(1,602)
DTH 215 Venture, LLC	First Mortgage Delay Draw	21,935	20
Enverus Holdings, Inc.	First Lien Delay Draw	88,137	(666)
Enverus Holdings, Inc.	First Lien Revolver	135,135	(2,027)
FB FLL Aviation LLC	First Lien Delay Draw	140,000	(2,512)
Galway Borrower, LLC	First Lien Delay Draw	594,000	1,114
Honeycomb Private Holdings II, LLC	First Lien Delay Draw	342,241	(2,586)
LJ Avalon Holdings LLC	First Lien Delay Draw	42,769	345
LJ Avalon Holdings LLC	First Lien Revolver	110,838	895
Medical Device, Inc.	First Lien Revolver	55,556	(780)
More Cowbell II LLC	First Lien Delay Draw	108,068	(899)
More Cowbell II LLC	First Lien Revolver	87,544	26,056
Revelstoke Bidco Limited	First Lien Delay Draw	368,441	(5,611)
Salute Mission Critical LLC	First Lien Delay Draw	189,509	(185)
Salute Mission Critical LLC	First Lien Revolver	40,609	(40)
SEI Holdings I Corporation	First Lien Delay Draw	10,686	(128)
SFC Senior, LLC	First Lien Delay Draw	224,649	839
	Total:	$6,128,914	$23,209

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – DECEMBER 31, 2023

Notes to Schedule of Investments (Unaudited)

Note 2 - Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

●	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

●	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Vehicles measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy, however these amounts are shown in the table below under net asset value in order to reconcile back to the Schedule of Investments.

The availability of observable inputs can vary from investments to investments and is affected by a wide variety of factors, including, for example, the type of investments, whether the investments is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – DECEMBER 31, 2023

Notes to Financial Statements (Unaudited)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities. The following table summarizes the Fund’s investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2023:

	LEVEL 1	LEVEL 2	LEVEL 3	NET ASSET VALUE	TOTAL
Assets:
Investments, at fair value
Asset Backed Securities	$-	$1,229,837	$-	$-	$1,229,837
Corporate Loans	-	7,663,640	64,597,044	-	72,260,684
Private Investment Vehicles	-	-	-	6,411,170	6,411,170
Subordinated Debt	-	-	6,077,061	-	6,077,061
Warrants	-	-	0	-	0
Short-Term Investments	1,525,253	-	-	-	1,525,253
Total Assets	$1,525,253	$8,893,477	$70,674,105	$6,411,170	$87,504,005
Liabilities:
Other Financial Instruments
Forward Contracts	$-	$121,278	$-	$-	$121,278
Total Liabilities	$-	$121,278	$-	$-	$121,278

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the period ended December 31, 2023:

	CORPORATE LOANS	SUBORDINATED DEBT	WARRANT
Balance as of June 8, 2023 (commencement of operations)	$-	$ - -	$-
Transfers In	-	-	-
Transfers Out	-	-	-
Purchases	71,338,701	6,050,670	0
Sales/Paydowns	(7,045,812)	-	-
Realized Gains (Losses)	17,192	-	-
Original Issue Discount and Amendment Fees	-	-	-
Accretion	46,753	37	-
Change in Unrealized Appreciation (Depreciation)	240,229	26,354	-
Balance as of December 31, 2023	$64,597,044	$6,077,061	$0

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund's investments that are categorized in Level 3 of the fair value hierarchy as of December 31, 2023.

INVESTMENTS	FAIR VALUE	VALUATION TECHNIQUE	UNOBSERVABLE INPUTS	RANGE OF INPUTS	WEIGHTED AVERAGE		IMPACT ON VALUATION FROM AN INCREASE IN INPUT
Corporate Loans	$46,293,702	Market Approach	Market Yield	9.28% to 17.11%	11.34%		Decrease
	$18,303,162	Recent Transaction	Recent Transaction Price	97.000 to 99.250	98.118		Increase
Subordinated Debt	$1,036,162	Market Approach	Market Yield	97.73% to 19.73%	19.73%		Decrease
	$5,040,899	Recent Transaction	Recent Transaction Price	99.69 to 101.57	100.83		Increase
Warrants	$0	Black Scholes Model	Revenue Multiple	7.84x to 7.84x	7.84	x	Increase
			Volatility	60.00% to 60.00%	60.00%		Increase
			Risk-Free Interest Rate	4.23% to 4.23%	4.23%		Increase
			Estimated Time to Exit (In years)	2 to 2	2		Increase
	$70,674,105

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – DECEMBER 31, 2023

Notes to Schedule of Investments (Unaudited)

Note 3 - Private Investment Vehicles

The following table represents unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of December 31, 2023:

SECURITY DESCRIPTION	UNFUNDED	REDEMPTIONS FREQUENCY	REDEMPTION NOTICE PERIOD	COST	FAIR VALUE	ORIGINAL ACQUISITION DATE
BP Holdings Zeta LP	$—	Not permitted	N/A	$2,000,000	$2,000,000	11/30/2023
Bridgepoint Credit Opportunities III "A” LP	2,161,795	Not permitted	N/A	1,467,946	1,958,105	10/31/2023
BSOF Parallel Onshore Fund L.P.	—	Not permitted	N/A	1,000,000	1,023,288	9/5/2023
Eagle Point SRT Co-Invest I LP	—	Not permitted	N/A	1,000,000	1,000,000	6/21/2023
Whitehorse Liquidity Partners V LP	597,581	Not permitted	N/A	378,935	429,777	8/25/2023
Total:	$2,759,376			$5,846,881	$6,411,170

CALAMOS AKSIA ALTERNATIVE CREDIT AND INCOME FUND – DECEMBER 31, 2023